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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 31, 2000



                                THERMATRIX INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                    0-20819                     94-2958515
----------------------------  -----------------------   ------------------------------
(State or Other Jurisdiction  (Commission File Number)  (I.R.S. Employer Identification
      of Incorporation)                                               No.)


                        308 North Peters Road, Suite 100
                           Knoxville, Tennessee 37922
          (Address of principal executive offices, including zip code)

                                 (865) 539-9603
              (Registrant's telephone number, including area code)
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Item 5.    Operational Reports for March 2000

On December 29, 1999 Thermatrix Inc. and four of its wholly-owned (directly or indirectly) subsidiaries (Wahlco Environmental Systems, Inc., Wahlco, Inc., The Bachmann Companies, Inc., and Wahlco Engineered Products, Inc.) filed for protection under the provisions of Chapter 11 of the US Bankruptcy Code. The Operational Reports for March 2000 were filed with the Office of the US Trustee in compliance with the requirements of the Chapter 11 process.

Item 7.    Financial Statements, Pro Forma Financial Information And Exhibits

(c)  Exhibits

     5-1  Summary Operating Report for March 2000

     5-2  March 2000 Operating Report for Thermatrix Inc.

     5-3  March 2000 Operating Report for Wahlco, Inc

     5-4  March 2000 Operating Report for Wahlco Engineered Products, Inc

     5-5  March 2000 Operating Report for the Bachmann Companies, Inc.

     5-6  March 2000 Operating Report for Wahlco Environmental Systems, Inc.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THERMATRIX INC.

     Dated: May 5, 2000             By: /s/ Daniel S. Tedone
                                        --------------------
                                        Daniel S. Tedone
                                        President and Chief
                                        Financial Officer